UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2004

Para Mas Internet, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30645	59-3383240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 North Neely Road, Suite 19, Gilbert, Arizona 85233
(address of principal executive offices)

(Registrant’s telephone number, including area code) (866) 321-7898

N/A
(Former name or former address, if changed since last report.)

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 8, 2003, the registrant entered into an Agreement and Plan of Tender Offer (“Agreement”) pursuant to which the registrant could purchase up to 100% of the issued and outstanding capital shares of Amerigroup, Inc., a Nevada corporation (“AGI”). All of the shareholders of AGI opted to exchange their shares pursuant to the terms and conditions of the Agreement and on April 12, 2004, the registrant issued 271,205,934 shares of common stock in exchange for all of the issued and outstanding shares of AGI on a share-for-share basis. Following the exchange, the former AGI shareholders owned 95% of the issued and outstanding shares of the registrant and the business operations of AGI constituted 100% of the bu.

AGI’s (doing business as “Itzyourmall”) business creates customized discount loyalty-rewards cards for individual businesses. These businesses are referred to as co-branders and as a result of their participation in the Itzyourmall program are able to cross-market their products to other businesses and to create a strong, loyal customer base. Each co-brander’s card carries the Itzyourmall logo in the lower right-hand corner of the card. It is a discount, loyalty-rewards card. Itzyourmall designs, prints, and supports the loyalty-rewards cards for its co-branders. The co-brander hands out the loyalty-rewards card for free to its customers. A person only needs one card with an Itzyourmall logo, since all the other co-branders accept any card with an Itzyourmall logo.

With the Itzyourmall card, each card-holder receives discounts locally and nationally and earns reward points to be spent by the card-holder at the different participating businesses. Each co-brander also receives a customized mall web-site. The mall web-site address is unique to each co-brander and is printed on the co-brander’s cards. The card-holder then visits the co-brander’s mall web-site to find out where all the discounts are to be found both locally and nationally. Itzyourmall arranges for businesses to offer discounts on their products and services to the Itzyourmall card-holder. Itzyourmall also sells discount tickets to the movies, other entertainment venues, sporting events, and amusement parks. Most of these tickets have to be sent to the card holder through the mail. Some businesses allow Itzyourmall to sell those discount tickets on-line as e-tickets meaning that the ticket holder can purchase and print the e-ticket from his or her computer. Because most of the tickets are not e-tickets, Itzyourmall has created kiosks to vend tickets to the Itzyourmall card holders. The Itzyourmall Kiosk allows any Itzyourmall card-holder to purchase any and all discount tickets available through the Itzyourmall co-brander’s mall web-site, conveniently and hassle-free. These Kiosks not only allow the card-holders to purchase on-line tickets, but they also dispense those tickets that Itzyourmall does not have available electronically.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired

PARA MAS INTERNET, INC.

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2004 and 2003

(AUDITED)

To the Board of Directors and Stockholders
Para Mas Internet, Inc.
(A Development Stage Company)
Gilbert, Arizona

Report of Independent Registered Public Accounting Firm

We have audited the accompanying balance sheets of Para Mas Internet, Inc. as of December 31, 2004 and 2003, and the related statements of loss, stockholders' equity, and cash flows for the period of Inception (February 13, 2001) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of at December 31, 2004 and 2003, and the results of its operations and its cash flows for the period of Inception (February 13, 2001) to December 31, 2004, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered losses from operations, all of which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Franklin Griffith & Associates
March 27, 2005
Las Vegas, Nevada

PARA MAS INTERNET, INC.
BALANCE SHEETS
AS OF DECEMBER 31, 2004 AND 2003 (AUDITED)
		Adjusted
ASSETS	Consolidated	Consolidated
	As of	As of
	12/31/2004	12/31/2003
CURRENT ASSETS
Cash	$2,577	$85,563
Inventory	7,352	-
Accounts Receivable	12,800	32,000
Accounts Receivable - Related Party	156,000	-
Allowance for doubtful Accounts - short term portion of receivables	(88,880)	-
Note Receivable - Related Party	59,850	7,543
Total current assets	149,699	125,106

FIXED ASSETS
Land	232,000	232,000
Vehicle	24,850	24,850
Computer Equipment	11,894	11,894
Office Equipment	6,000	6,000
Accumulated Depreciation	(29,267)	(12,863)
Total Fixed Assets	245,477	261,881

OTHER ASSETS
Note Receivable - long term portion, net of allowance - Related Party	234,000	-
Note Receivable - long term portion, net of allowance	19,200	-
Allowance for doubtful Accounts - long term portion of receivables	(133,320)	-
OTHER ASSETS	119,880	-

TOTAL ASSETS	$515,056	$386,987

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Notes payable	50,936	-
Accounts payable	67,114	28,462
Interest payable	833	833
Salary payable	1,606,779	1,306,778
Payroll liabilities	36,238	36,238
Note payable - Related Party	231,580	242,252
Total current liabilities	1,993,480	1,614,563

LONG TERM LIABILITIES
Notes payable	-	47,991

TOTAL LIABILITIES	1,993,480	1,662,554

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock, $0.001 par value, 500,000,000 shares
authorized, 286,077,479 and 271,205,934 shares issued and outstanding as of
December 31, 2004 and December 31, 2003, respectively	281,248	27,643
Additional paid in capital	1,567,578	1,615,087
Accumulated deficit	(3,327,249)	(2,918,296)
Total stockholders' equity (deficit)	(1,478,424)	(1,275,567)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$515,056	$386,987
	0	0

The accompanying notes are an integral part of these consolidated financial statements.

PARA MAS INTERENT, INC.
STATEMENTS OF LOSS AND ACCUMULATED DEFICIT
FROM THE INCEPTION TO AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003
(AUDITED)

			From Inception
	For the twelve months ended	For the twelve months ended	(February 13, 2001) to
	December 31, 2004	December 31, 2003	December 31, 2004

REVENUES - Marketing Rights	$465,000	$109,000	$574,000
REVENUES - Cobrand Products	104,105	310,323	529,870
COST OF REVENUES	(80,081)	(238,711)	(357,915)
GROSS PROFIT (LOSS)	$489,024	$180,612	$745,955

EXPENSES:
General and administrative	617,508	777,056	3,437,503
Bad debt expense	222,200	-	222,200
Depreciation	16,404	12,374	29,267
Professional fees	36,935	-	343,635
Total expenses	893,047	789,430	4,032,605

Operating income (loss)	(404,023)	(608,818)	(3,286,650)

OTHER INCOME (EXPENSE)
Interest	(5,826)	(1,300)	(13,095)
Write down of assets	-	(28,400)	(28,400)
Other expenses	896	-	896
Total other income (expense)	(4,930)	(29,700)	(40,599)

LOSS FROM OPERATIONS	(408,953)	(638,518)	(3,327,249)

NET INCOME (LOSS)	(408,953)	(638,518)	(3,327,249)

ACCUMULATED DEFICIT - Beginning	(2,918,296)	(2,279,778)	-
Adjustment from reverse acquisition	-	-	-
ACCUMULATED DEFICIT - End	(3,327,249)	(2,918,296)	(3,327,249)
	(3,327,249)	-	-
LOSS PER SHARE BASIC AND DILUTED	$(0.00)	$(0.00)	$(0.01)

PER SHARE INFORMATION:

Basic and dilulted Weighted average Number of
Shares Outstanding	282,359,592	271,205,934	270,634,715

The accompanying notes are an integral part of these consolidated financial statements.

PARA MAS INTERENT, INC.
STATEMENTS OF CASH FLOWS
FROM INCEPTION TO AND YEAR ENDED DECEMBER 31, 2004 AND 2003
(AUDITED)

	Twelve Months	Twelve Months	From Inception
	Ended	Ended	(February 13, 2001) to
	12/31/2004	12/31/2003	December 31, 2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income / (Loss) from Operations	$(408,953)	$(638,518)	$(3,327,249)
Adjustments to reconcile net income
to net cash provided
Common stock options issued for services, assets and to settle debt	206,096	(55,281)	645,519
Change in assets and liabilities:
Depreciation Expense	16,404	12,374	29,267
(Increase) / Decrease in Accounts Receivable	(167,800)	(32,000)	(79,920)
(Increase) / Decrease in Inventory	(7,352)	-	(7,352)
(Increase) / Decrease in Note Receivable	(52,307)	28,400	(179,730)
(Increase) / Decrease in Note Payable	50,936	-	87,174
Increase / (Decrease) in Payroll Liability	300,001	318,450	1,606,779
Increase / (Decrease) in Accounts Payable	38,652	-	67,947
Net cash provided by (used in) operating activities	(24,323)	(366,575)	(1,157,565)

CASH FLOWS FROM INVESTING ACTIVITIES:
(Purchase)/Sale of Fixed Assets	-	-	(42,744)
Net cash provided by (used in) investing activities	-	-	(42,744)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of Stock	-	256,744	971,306
Increase/(Decrease) in Short Term Notes Payable - Related Party	(58,663)	179,648	231,580
Net cash provided by (used in) financing activities	(58,663)	436,392	1,202,886

Net increase (decrease) in cash	(82,986)	69,817	2,577
Balance at beginning of Period	85,563	15,746	-
End of Period	$2,577	$85,563	$2,577
$ -		$-	$0
$ -		$-	$0
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
SUPPLEMENTAL INFORMATION:
Interest Paid	$5,826	$1,300	$-
Taxes Paid	$-	$-	$29,977

The accompanying notes are an integral part of these consolidated financial statements.

PARA MAS INTERNET, INC.
(A Development Stage Company)
STATEMENT OF CHANGES IN STOCKHOLDER' EQUITY
AS OF DECEMBER 31, 2004
(AUDITED)

	Common	Common	Additional
	Stock	Stock	Paid-in	Subscription	Income	Total
	Shares	Amount	Capital	Receivable	(Deficit)	Equity

Issuance of common
stock for cash	261,595,000	$26,160	$275,784	$(32,080)		269,864

Issuance of common
stock for services	4,465,000	447	129,791			130,238

Deficit for the year
ended December 31, 2001	-	-	-	-	(1,392,864)	(1,392,864)

Balance at December 31, 2001	266,060,000	26,606	405,575	(32,080)	(1,392,864)	(992,763)

Issuance of common
stock for cash	6,794,000	679	668,683	(345,575)		323,788

Issuance of common
stock for services	375,000	38	37,500			37,538

Issuance of common
stock for fixed assets	250,000	25	24,975			25,000

Removal of subscribed stock	(2,273,066)	295	478,354	377,655	-	856,304

Deficit for the year
ended December 31, 2002					(886,914)	(886,914)

Balance at December 31, 2002	271,205,934	$27,643	$1,615,087	$-	$(2,279,778)	$(637,048)

Deficit for the year
ended December 31, 2003					(638,518)	(638,518)

Balance at December 31, 2003	271,205,934	$27,643	$1,615,087	-	(2,918,296)	(1,275,566)

Reverse Acquisition with ParaMas	4,829,440	$243,563	$(106,569)	-	-	136,994

Issuance of stock to creditors	10,042,105	$10,042	$59,060	-	-	69,102

Loss for the year ended
December 31, 2004	-	-	-	-	(408,953)	(408,953)

Balance at December 31, 2004	286,077,479	$281,248	$1,567,578	-	(3,327,249)	(1,478,423)

The accompanying notes are an integral part of these consolidated financial statements.

PARA MAS INTERNET, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBR 31, 2004
NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying consolidated financial statements as follows.

Business and Basis of Presentation - Para Mas was incorporated on June 6, 1994 as U.S. Medical Management, Inc., a subsidiary of Waterloo Wheels, Inc., a British Columbia company. On June 27, 1994, the shareholders of Waterloo Wheels exchanged all of their shares for shares in U.S. Medical Management and Waterloo Wheels was dissolved. The activities of Waterloo Wheels and U.S. Medical Management were confined to organizational matters and identifying business opportunities. They conducted no business. In June 1995, U.S. Medical Management acquired the business of Ken Venturi Golf Centers, Inc. and changed its name to Ken Venturi Golf, Inc. ("KVGI"). KVGI was listed on the OTC Bulletin Board and was engaged in franchising indoor golf training centers under a license from Ken Venturi, a noted golf professional. The business of KVGI did not succeed and the company ceased operations in May 1997. Upon ceasing operations, Para Mas attempted to locate and negotiate the acquisition of other business opportunities. On November 1, 2000, Para Mas entered into agreements that would lead to the acquisition of the business assets of International Bible Games Inc. and Destination T.B.G. Development & Marketing Corp. Though pursued over a period of time, Para Mas was ultimately unable to acquire these assets. On April 12, 2004, Para Mas acquired 100% of the issued and outstanding shares of Amerigroupmall, Inc., a Nevada corporation via a reverse merger and recapitalization. (see Note 7).

Even though the Company has generated sales revenues, the Company has incurred substantial expenses and has sustained losses. Consequently, its operations are subject to all the risks inherent in the establishment of a new business enterprise. For the period from inception through December 31, 2004 the Company has an accumulated deficit of $3,327,249.

Amerigroupmall, Inc. ("Amerigroupmall") was incorporated on June 13, 2001 as a Nevada corporation. The initial Amerigroupmall concept was born in 1999 as a discount card that was sold as a fund-raiser for schools, clubs and non-profit organizations. Purchasers of the card could receive discounts one of two ways. First, it could be presented at some merchants for an immediate discount upon purchase of goods or services. Second, it could be used to purchase discount tickets to entertainment venues distributed by Amerigroupmall. This concept was changed in 2003, when Amerigroupmall decided to drop the fund raising model and sell the discount card directly to businesses for redistribution to their customers.

Mobilescan Inc. ("Mobilescan") was incorporated on September 27, 2001 as a Nevada corporation. Mobilescan, Inc. was a provider of CD Rom law libraries and custom Legal Forms and Billing Software. MobileScan was acquired by Para Mas in 2004 by virtue of the Amerigroupmall acquisition. All business operations within MobileScan have ceased.

The officers and directors of the Company are currently delinquent in filing their respective Form 5, Statement of Beneficial Ownership, with the Securities and Exchange Commission.  Management has stated the officers intend to file their Form 5’s shortly.

Liquidity - As shown in the accompanying financial statements, the Company incurred a net loss of $408,953 during the period ended December 31, 2004. The Company's current liabilities exceeded its current assets by $1,843,781.

Advertising - The Company will recognize advertising expenses in accordance with SOP 93-7 "Reporting on Advertising Costs." The Company did not incur advertising costs during the period ended December 31, 2004.

Income Taxes - Income taxes are provided based on the liability method for financial reporting purposes in accordance with the provisions of Statements of Financial Standards No. 109, "Accounting for Income Taxes". Under this method deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be removed or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date.

PARA MAS INTERNET, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBR 31, 2004

The estimated net operating loss for the company, given the current situation is:

Accumulated deficit	$(3,327,249)
Valuation allowance	3,327,249
$-

Management feels the Company will have a net operating loss carryover to be used for future years. Such losses may not be fully deductible due to the significant amounts of non-cash service costs.

Cash Equivalents - For purposes of the Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

Property and Equipment - For financial statement purposes, property and equipment will be depreciated using straight-line method over their estimated useful lives (five years for furniture, fixtures and equipment). The straight-line method of depreciation is also used for tax purposes.

Concentrations of Credit Risk - Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit.

Office Space - As of September 2004, the company’s office lease has expired. The company signed a new office lease on August 9, 2004 for a one-year term (ending August 31, 2005) for a 2,075 office space located at 700 North Neely, Suite 12, Gilbert, AZ. The base rent is $1,308 per month. The company has a one year renewal option which they currently intend to exercise.

Printing Company relationship - Itzyourmall is currently contracting all of its printing through Mikey's Print Shop. The company has a contract with Mikey's that pays Mikey's a base monthly fee of $2,500 a month. This base gives the company the prints, and it also includes all of the graphic design of the cards and the web malls. The base will give the company approximately 25,000 cards a month but does not include materials. Materials run approximately $0.15 per card. Materials include ink, teslin (the specially manufactured paper the company print on, for the cards), laminate, and stock paper. The associated printing costs are reflected in the financial statements as a cost of goods sold.

Revenue Recognition - The company recognizes revenues as the marketing rights and co-brands are sold. Upon the sale of the marketing rights, the company does not have any material future obligations to the purchaser. The purchaser must sell their respective territories in their region. If they do not, the company has the discretion to cancel the contract. All support and sales materials provided to territory owners is paid for by the respective territory owners as such support / materials are utilized. (See Note 7 - Revenue, Accounts Receivable, and Allowance for Doubtful Accounts)

Outside of revenues from the sale of marketing rights, the company derives income from: (1) co-brand sales; (2) advertising sales/listers; (3) ticket/gift certificate sales; and (4) printing and sales supplies. The co-brand package is sold for $2,495.00. This includes one thousand cards and a mall. Itzyourmall receives $1,095.00 of that sale. If a co-brand buys the basic package and orders additional cards over and above the 1st 1,000 cards, the co-brander pays $1.50 for each additional card. Itzyourmall gets .65¢ of that $1.50.

PARA MAS INTERNET, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBR 31, 2004

NOTE 1 - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Some businesses don't want cards or a mall, but they want to be advertised on all the malls. The company refers to these businesses as “listers”. Listers pay $800 a year to be a lister of which Itzyourmall makes $200. Whenever a cardholder buys a ticket or a gift certificate, Itzyourmall makes a small mark-up. Generally the ticket or gift certificate is marked up by Itzyourmall from 5% to 10%. Itzyourmall makes up to 30% of that mark up. All materials and supplies bearing the Itzyourmall logo have to be purchased from Itzyourmall. All the marketing rights company’s buy their sales materials from the company. The company marks all the supplies up 30%.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amount and disclosures. Accordingly actual results could differ from those estimates.

Long-Lived Assets - The Company has adopted Statement of Financial Accounting Standards No. 144 (SFAS 144). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undercounted cash flows. Should an impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Comprehensive Income - The Company does not have any items of comprehensive income in any of the periods presented.

Net Loss Per Share - The Company has adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share," specifying the computation, presentation and disclosure requirements of earnings per share information. Basic earnings (loss) per share has been calculated based upon the weighted average number of common shares outstanding. Stock options and warrants will be excluded as common stock equivalents in the diluted earnings per share because they are either antidilutive, or their effect is not material.

Fair Value of Financial Instruments - The carrying values of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate fair value due to the relatively short maturity of these instruments

Reclassifications - Certain reclassifications have been made in prior years' financial statements to conform to classifications in the current year.

Stock Based Compensation - In December 2002, the FASB issued Statement of Financial Accounting Standards No.148 ("SFAS No.148"),"Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123." This statement amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary charge to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25 and related interpretations. Accordingly, compensation expense for stock options is measured as the excess, if any, of the fair market value of the Company's stock at the date of the grant over the exercise price of the related option. The Company has adopted the annual disclosure provisions of SFAS No. 148 in its financial reports for the year ended December 31, 2003 and will adopt the interim disclosure provisions for its financial reports for the quarter ended December 31, 2004.

PARA MAS INTERNET, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBR 31, 2004
Consolidation Policy / Minority Interest in Earnings - The accompanying consolidated financial statements include the accounts of Paramas / Amerigroupmall and its different business segments: Mobilescan. All significant inter-company balances and transactions have been eliminated. As of December 31, 2004, the company owns 91% of Mobilscan. (See Note 10)

NOTE 2 - GOING CONCERN MATTERS

The accompanying statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements, from its inception the Company has incurred losses of $3,327,249. This factor among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time. The Company's existence is dependent upon management's ability to develop profitable operations and resolve it's Liquidity problems. The accompanying financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

In order to improve the Company's liquidity, the Company is actively pursing additional equity financing through discussions with investment bankers and private investors. There can be no assurance the Company will be successful in its effort to secure additional equity financing.

The company’s expected cash flow needs over the next twelve months will be a minimum of $50,000 per month and could peak at $100,000 per month as sales volumes increase, as this would means increased costs in: production, customer service, marketing, and management. As of December 31, 2004, Amerigroupmall had cash on hand totaling $2,577. The company feels this is sufficient working capital to meet the day to day operational cash needs of Amerigroupmall for approximately 7 days.

To actively grow the business pursuant to its current business plan however, Amerigroupmall needs $5,000,000 in operating capital for the next 12 months. The company hopes to raise this capital through a registered sale of common stock pursuant to a Form SB-2 registration statement. However, it cannot be certain as to whether the company will be successful in selling the offering.

NOTE 3 - STOCKHOLDERS' EQUITY

Beginning on or about January 24, 2003 and ending on or about November 8, 2003, Amerigroupmall raised approximately $648,826 from a total of 32 investors.

In April 2004, ParaMas completed a 10 for 1 reverse merger to bring the total issued and outstanding shares to 4,829,440. The company then issued 271,205,934 shares for the acquisition of Amerigroupmall. Concurrent with the latter issuance, the company issued 10,042,105 to various individuals to settle potential claims against the company. The issuance of the 10,042,105 shares has been recorded as an expense of $69,102, which values the stock at $0.00688 per share, or the equivalent value per share which was allocated to the purchase of Amerigroupmall on the same date. See Note 8 Recapitalization and Acquisition of Amerigroupmall, Inc. See Note 9 Related Party.

As of December 31, 2004, the company has 500,000,000 shares authorized and 286,077,479 shares issued and outstanding.

PARA MAS INTERNET, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBR 31, 2004

NOTE 4 - FIXED ASSETS

As of December 31, 2004, the Company has the following fixed assets:

Vehicle	$24,850
Office Equipment	6,000
Computer Equipment	11,894

The company additionally owns land on the books at $232,000. This is comprised of 10 acres of land in Mojave County (near Mesquite, Nevada) of $175,000 and 28.5 acres of land in California at approximately $57,000. This land was acquired in 2001 by Amerigroupmall. There is currently no debt encumbering the land. Management has determined at year end there is no need to adjust or impair any of the fixed assets on the company’s books.

NOTE 5 - WARRANTS AND OPTIONS

As of December 31, 2004, there are no warrants or options outstanding to acquire any additional shares of common stock that are not disclosed in the equity section of the balance sheet.

NOTE 6 - SALARIES PAYABLE

At December 31, 2004, there is approximately $1,606,778 of accrued payroll, with $1,124,278 being due to Gary Whiting and $482,500 being due to Fred Gagon.

NOTE 7 - REVENUE, ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

During the year ended December 31, 2004, the company sold the exclusive rights to sell and distribute discount cards, websites, and store front listings for the three ten state regions. The California Region was sold for $100,000 on March 16, 2004. The Florida region was sold for $150,000 and the New York region was sold for $250,000 to Fred Gagon, who was the previous Senior Vice President of the recently acquired Amerigroupmall, Inc. The Company has not collected payment for the Florida and New York Regions, but $5,000 deposits were paid on each of those regions on May 14, 2004. The remaining portions of the payment prices for the Florida and New York Regions has been booked as accounts receivable and was expected to be received in full prior to November 16, 2004, this did not occur.

Management has determined to create an allowance for doubtful accounts to accurately reflect the current receivables in the company. While the company hopes to receive the full receivable amount, based on historical payments, the age of the receivables, and potential difficulty of collection, these amounts have been allocated accordingly. After a receivable is greater than 30 days old, the company will allocate approximately 5% per month of the respective receivable to an allowance account. As money is collected on the account, the allowance account is correspondingly adjusted.

For the receivables that are expected to be received within 12 months from the balance sheet date (approximately 40%), these are reflected in the current asset section of the financial statements. The other receivables reflected as “Long Term Receivables, net of current portion” on the financial statements.

PARA MAS INTERNET, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBR 31, 2004
Accounts receivable at December 31, 2004 and 2003 consist of the following:

                                                                                                      2004                               2003
Current accounts receivable	$12,800	$32,000
Non-current accounts receivable	19,200	0
Total accounts receivable	32,000	32,000

Current accounts receivable (related party)	$156,000	$0
Non-current accounts receivable (related party)	234,000	0
Total related party accounts receivable	390,000	0

Less: Allowance for doubtful accounts (current)	88,880
Allowance for doubtful accounts (non-current)	133,320	0
Total Allowance for doubtful accounts	$222,200	$0

NOTE 8 - RECAPITALIZATION AND ACQUISITION OF AMERIGROUPMALL, INC.

Para Mas acquired 100% of the issued and outstanding shares of Amerigroupmall, Inc., (AGI), on April 12, 2004. Para Mas issued 271,205,934 shares of common stock in exchange for 100% of the issued and outstanding stock of Amerigroupmall. In connection with the acquisition, the common shares were reverse split on a one-for-ten basis. As a result of the merger, the stockholder's of AGI gained voting control of Para Mas. Accordingly, for accounting purposes the transaction is accounted for as had AGI acquired Para Mas. AGI is the surviving Company and its accumulated deficit survives the transaction. In this regard, an adjustment has been made to eliminate the historical stockholders’ equity accounts of Para Mas, the accounting acquiree. The financial statements presented reflect the historical financials of Amerigroupmall.

Concurrent with the latter issuance, the company issued 10,042,105 to various individuals to settle potential claims against the company. The issuance of the 10,042,105 shares has been recorded as an expense of $69,102, which values the stock at $0.00688 per share, or the equivalent value per share which was allocated to the purchase of Amerigroupmall on the same date. See Note 3 Stockholders’ Equity.

NOTE 9 - RELATED PARTY

Pursuant to the Securities Act of 1933, Mr. Freddy H. Gagon is a promoter of Para Mas. At that time, Freddy H. Gagon was held liable in a state securities litigation resulting in a judgment issued on July 19, 1996 and filed with the clerk of court on October 21, 1996. Case No. CV95-02582. The Superior Court of the State of Arizona in the County of Maricopa found that Mr. Gagon had not registered to sell securities, had received commissions and partnerships in exchange for the sale of securities, and that the documents of the respective entities that were used to sell the securities made material misrepresentations of fact. Damages of $700,000 were awarded to the plaintiffs. Mr. Gagon has been permanently enjoined from selling unregistered or non-exempt securities within the state of Arizona. The 1996 judgment against Mr. Gagon had no effect upon the company and was prior to his affiliation with the company.

An officer of the Company, Gary Whiting personally borrowed money from a third party, which money Mr. Whiting then loaned to MobileScan to support MobileScan’s operations and expenses. MobileScan transferred land whose value on the books of MobileScan was $90,000 to the third party to secure the third party’s debt. The land was made up of 6 parcels at $15,000 each.

PARA MAS INTERNET, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBR 31, 2004

Accounts Receivable

Fred Gagon, a stockholder of the Company, owning approximately 2%, is also the owner of two affiliate companies, Itzyourmall New York and IYMall Utah, LLC. Accounts receivable from these related companies at December 31, 2004 and 2003 were $390,000 and $0, respectively. Refer to Note 7 for additional information pertaining to these receivables.

Notes Receivable

Gary Whiting, the CEO and President of the Company, owning approximately 63% is also the owner of an affiliated company, Lawyours, to which the Company made a loan for the amount of $46,517.

Salaries Payable

At December 31, 2004 and 2003, there is approximately $1,606,778 of accrued payroll, with $1,124,278 and $824,278 being due to Gary Whiting and $482,500 and $482,500 being due to Fred Gagon, respectively.

Notes Payable

Gary Whiting, the CEO and President of the Company, owning approximately 63% has made loans to the Company for operations and expenses. Notes payable to this related party at December 31, 2004 and 2003 were $10,204 and $13,704, respectively. Gary Whiting is also a stockholder of two related companies, Itzyourmall Kiosk Nevada and Itzyourmall Kiosk. These companies have made loans to the Company for operations and expenses. Notes payable to these affiliated companies at December 31, 2004 were $12,907 and $174,973, respectively.

Fred Gagon owning approximately 2%, has made loans to the Company for operations and expenses. Notes payable to this related party at December 31, 2004 and 2003 were $12,636 and $0, respectively.

The above referenced loans do not have specific repayment terms or due dates. Starting in 2005, the related party loans will accrue interest at 4% per year.

NOTE 10 - MINORITY INTEREST IN EARNINGS

As of December 31, 2004, Amerigroupmall, Inc. held a 91% interest in Mobilescan, Inc. All business operations within Mobilescan have however ceased. For the periods reported, the full consolidation of all entities is reported under the parent company’s filings as the parent maintains of both voting and operational control. All intercompany balances have been removed.

NOTE 11 - ADJUSTMENT TO PRIOR FINANCIALS

The financial statements include all adjustments that in the opinion of management are necessary in order to make the financial statements not misleading. A prior period adjustment has been made to the financial statements of Amerigroupmall for the 2002 year to account for the removal of stock subscriptions, to adjust the equity accounts to their correct balance, and to record the proper asset value on the books.

AMERIGROUP, INC.

(A Development Stage Company)

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of
Amerigroup, Inc.:

We have audited the accompanying consolidated balance sheet of Amerigroup, Inc. (a Nevada Corporation) and its subsidiaries as of December 31, 2002 and 2001, respectively, and the related statement of income and accumulated deficit from January 1, 2002 to December 31, 2002 and January 1, 2001 to December 31, 2001, changes in stockholders’ equity, and cash flows for the twelve months ended December 31, 2002 and 2001, respectively. All information included in these financial statements is the representation of the management of WorldGroup, Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Amerigroup, Inc. and its subsidiaries as of December 31, 2002 and 2001, respectively, and the result of its operations and its cash flows for the periods ended December 31, 2002 and 2001, respectively, in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As disclosed in Note 5 to the financial statements, the Company has had limited operations and has not established a long-term source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management’s plan in regards to these matters is also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

CFO Advantage, Inc.

January 22, 2004
Las Vegas, Nevada

AMERIGROUP, INC.
(A Development Stage Company)
BALANCE SHEETS
AS OF DECEMBER 31, 2002 AND 2001
(AUDITED)

ASSETS
	Audited	Audited
	12/31/2002	12/31/2001
CURRENT ASSETS
Cash	$1,489	$300

OTHER CURRENT ASSETS
Note Receivable - Related Party	(36,792)	(13,192)
Prepaid expense	-	-
Total Other Current Assets	(36,792)	(13,192)

FIXED ASSETS
Accumulated depreciation	(6,675)	(1,575)
Vehicle	24,850	5,850
Computer Equipment	8,894	8,894
Land	115,000	-
Total Fixed Assets	142,069	13,169

OTHER ASSETS
Service Receivable	6,500	-
Intangible assets	23,900	23,900
Total Other Assets	30,400	23,900

Total Assets	$137,166	$24,177

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES
CURRENT LIABILITIES
Interest Payable	833	-
Accounts payable	28,462	23,668
Salary payable	988,328	468,173
Payroll liabilities	36,238	22,838
Total Current Liabilities	1,053,861	514,679

OTHER CURRENT LIABILITIES
Note payable - Related Party	134,696	76,165
Total Other Current Liabilities	134,696	76,165

LONG TERM LIABILITIES
Notes payable	26,875	11,010

Total Liabilities	$1,215,433	$601,854

STOCKHOLDERS' EQUITY

Common stock, $0.0001 par value, 80,000,000 shares authorized,
273,479,000 and 266,066,000, shares issued and outstanding as of December 31, 2002 and 2001.
Common Stock - Class A	26,403	26,403
Common Stock - Class B	945	204
Additional paid in capital - common stock	1,136,732	405,574
Minority interest-Amerigroup	-	-
Minority interest-Mobile Scan	-	-
Subscribed Stock	(377,655)	(32,080)
Accumulated Deficit	(1,864,692)	(977,778)

Total Stockholders' Equity	(1,078,267)	(577,678)

AMERIGROUP, INC.
(A Development Stage Company)
STATEMENTS OF INCOME AND ACCUMULATED DEFICIT
FOR THE YEAR ENDED DECEMBER 31, 2002 AND 2001
(AUDITED)

	Audited	Audited
	1/1/2002	1/1/2001
	to	to
	12/31/2002	12/31/2001

REVENUES	$102,465	$12,977
COST OF REVENUES	34,230	4,893
GROSS PROFIT (LOSS)	68,234	8,085

EXPENSES:
General and administrative	256,598	199,199
Consulting	113,500	193,200
Depreciation	5,100	1,575
Interest Expense	4,959	1,010
Payroll	556,337	579,556
Taxes	18,654	11,323
Total Expenses	955,149	985,863

Deficit from operations in the development stage	(886,914)	(977,778)

ACCUMULATED DEFICIT, beginning of period	(977,778)	-

ACCUMULATED DEFICIT, end of period	$(1,864,692)	$(977,778)

PER SHARE INFORMATION:

Weighted average number of shares outstanding
(basic and diluted)	272,182,984	29,221,411

Earnings Per Share of common stock
(basic and diluted)	$(0.003)	$(0.034)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 137,166	$ 24,177

AMERIGROUP, INC.
(A Development Stage Company)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
AS OF DECEMBER 31, 2002
(AUDITED)

	Common	Common	Additional
	Stock	Stock	Paid-in	Subscription	Income	Total
	Shares	Amount	Capital	Receivable	(Deficit)	Equity

Issuance of common
stock for cash	261,595,000	$26,160	$275,784	$(32,080)		$269,863

Issuance of common
stock for services	4,465,000	447	129,791			130,237

Deficit for the year
ended December 31, 2001	-	-	-	-	(977,778)	(977,778)

Balance at December 31, 2001	266,060,000	26,606	405,574	(32,080)	(977,778)	(577,678)

Issuance of common
stock for cash	6,794,000	679	668,683	(345,575)		323,788

Issuance of common
stock for services	375,000	38	37,500			37,538

Issuance of common
stock for fixed assets	250,000	25	24,975			25,000

Deficit for the year
ended December 31, 2002					(886,914)	(886,914)

Balance at December 31, 2002	273,479,000	$27,348	$1,136,732	$(377,655)	$(1,864,692)	$(1,078,267)

AMERIGROUP, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2002 AND 2001
(AUDITED)
NOTE 1 - ORGANIZATION AND PURPOSE

Amerigroupmall Inc. (“Amerigroup”) is the parent company and head of the respective divisions, WorldGroup Inc. (“Worldgroup”) and Mobilescan Inc. (“Mobilescan”).  Amerigroupmall Inc. was previously a division of Worldgroup.  When Amerigroup was incorporated, Worldgroup remained a majority shareholder in the company. Amerigroup was subsequently merged with Worldgroup during 2002.

Given the majority percentage ownership and control of the divisions, for 2002 and 2001, the financial statements of Amerigroup include the consolidated financial information of Worldgroup and Mobilescan as well.

Mobilescan was previously a subsidiary of Amerigroup.  Upon the merger of Worldgroup and Amerigroup, Mobilescan became a direct subsidiary of the parent company, Amerigroup.  The financial statements here within represent the activities of Amerigroup, Mobilescan, and Worldgroup, for the periods ending December 31, 2002 and 2001, respectively.

The purpose of Amerigroup and Worldgroup is to be a provider of one source of promotionals for local and national business under the name and style of AmerigroupMall.com; a complete e-commerce solutions provider for local and national business with benefit services for individuals, families and organizations as evidenced by a service card; and a company who issues a reward card combining a personalized loyalty card for business with a diverse network of other services which become available to card holders by virtue of membership. The network of services is offered under the co-brand name “itzyourmall” evidenced by a logo included on the card.

Mobilescan, Inc. was incorporated under the laws of the state of Nevada on September 27, 2002.  While the transactions of the Mobilescan, Inc. were treated as if it were a corporation, until such time of incorporation, the company was organized as a partnership, with each of the individual owners being partners.  Upon incorporation, the partnership interests were exchanged for shares of stock of the corporation.  All income and losses derived up and until the time of incorporation would be attributable to the individual partners themselves, rather than the company as a whole.  Given the majority ownership and control of Worldgroup over Mobilescan, all income and expenses during the entire period are reflected in the consolidated financial statements of Amerigroup.

Mobilescan, Inc. purpose is as a lawyers affinity program which utilizes on-line, one source Internet Mall, CD Rom law libraries and custom Legal Forms and Billing Software; a marketing program for attorneys through the virtual offices under the name and style of mobilescaninc.com; and complete benefits services for individuals, families and law offices as evidenced by a service card.

No federal income tax return has been filed on behalf of the Company or any of its subsidiaries with respect to the years ending December 31, 2002 and 2001.

--

AMERIGROUP, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2002 AND 2001
(AUDITED)
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company’s policy is to prepare the financial statements on the accrual basis of accounting. The fiscal year end is December 31.

Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments with maturities of three months or less when purchased.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions, which affect the reported amounts of assets and liabilities at the date of the financial statements and revenues and expenses for the period reported. Actual results may differ from these estimates.

Prepaid Expenses

Prepaid expenses are prepayments made to secure the use of assets or the receipt of services at a future date.

Investments and Marketable Securities

The Company has adopted FASB No. 115. Equity securities are classified as available for sale and reported at fair value.

Investments are recorded at the lower of cost or market. Any reductions in market value below cost are shown as unrealized losses in the consolidated statement of operations.

Inventory Valuation

Inventories are stated at the lower of cost or market, cost being determined on the first in, first out (FIFO) basis.

Equipment

Fixed assets acquired will be stated at cost. Expenditures that materially increase the life of the assets are capitalized. Ordinary maintenance and repairs are charged to expense as incurred. When assets are sold or otherwise disposed of, the cost and the related accumulated depreciation and amortization are removed from the accounts and any resulting gain or loss is recognized at that time. Depreciation is computed primarily on the straight-line method and accelerated method for financial statement purposes over the following estimated useful lives:

AMERIGROUP, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2002 AND 2001
(AUDITED)
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Computer Equipment	5 Years
Furniture & Fixtures	7 Years
Office Equipment	5 Years

The depreciation expense for the twelve months ended December 31, 2002 and 2001, respectively, was $5,100 and $1,575.

Intangible Assets

The Company has adopted SFAS No. 142, “Goodwill and Other Intangible Assets”, which requires that goodwill and other indefinite lived intangible assets are no longer amortized, but renewed annually, or sooner if deemed necessary, for impairment. Under guidance from SFAS No. 142, management has no goodwill or other intangible assets as of December 31, 2002.

Compensated Absences

The Company has made no accrual for vacation or sick pay because the Company does not provide for these benefits. Therefore, the amount of compensation is not reasonably estimable.

Summary of Non-Cash Transactions

There were non-cash transactions during the twelve-month period ending December 31, 2002 and 2001, respectively. (See Note 4)

Stock Based Compensation

The Company accounts for stock based compensation in accordance with SFAS 123, "Accounting for Stock-Based Compensation." The provisions of SFAS 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in APB Opinion 25, "Accounting for Stock Issued to Employees" (APB 25) but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for its stock option incentive plans. The Company has issued its common stock as compensation to non-employees. The Company measures the amount of stock-based compensation based on the fair value of the equity instrument issued or the services or goods provided as of the earlier of (1) the date at which an agreement is reached with the non-employee as to the number of shares to be issued for performance, or (2) the date at which the non-employees' performance is complete.

Dividend Policy

The Company has not yet adopted any policy regarding payment of dividends.

AMERIGROUP, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2002 AND 2001
(AUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company experienced losses during the previous fiscal tax year reported. The Company will review its need for a provision for federal income tax after each operating quarter. The Company has adopted FASB No. 109, as discussed in Note 6.

Revenue and Cost Recognition

The company plans on recognizing revenue using the accrual basis of accounting and will thus recognize the revenue when earned.

Research and Development

The Company expenses its research and development in the periods incurred.

Comprehensive Income

Statements of Financial Accounting Standards No. 130, Reporting Comprehensive Income (SFAS 130), requires that total comprehensive income be reported in the financial statements. The Company does not have any items considered to be other comprehensive income for the years ended December 31, 2002 and 2001, respectively.

Earnings Per Share Calculations

Basic earnings per common share, (“EPS”) is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. The weighted-average number of common shares outstanding for computing basic EPS was 272,182,984 and 29,221,411 for the year ended December 31, 2002 and 2001, respectively. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. The weighted-average number of common shares outstanding for computing diluted EPS was equal to the basic earnings per share for the period ended December 31, 2002 and 2001 respectively.

Statement of Cash Flows

The statement of cash flows classifies changes in cash and cash equivalents according to operating, investing, or financing activities. For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with maturity of three months or less to be cash equivalents.

Advertising

Advertising costs are expensed when incurred. There were no advertising expenses for the year ended December 31, 2001 and 2002, respectively.

AMERIGROUP, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2002 AND 2001
(AUDITED)
NOTE 3 - RELATED PARTY

Mobile Scan’s Senior Executive Vice President, Freddy H. Gagon was held liable in a securities fraud litigation resulting in a judgment issued on July 19, 1996 and filed with the clerk of court on October 21, 1996.  Case No. CV95—02582.  The Superior Court of the State of Arizona in the County of Maricopa found that Mr. Gagon had not registered to sell securities, had received commissions and partnerships in exchange for the sale of securities, and that the documents of the respective entities that were used to sell the securities made material misrepresentations of fact.  Damages of $700,000 were awarded to the plaintiffs.  Mr. Gagon has been permanently enjoined from selling unregistered or non-exempt securities within the state of Arizona.

The officer’s of the company assisted in performing additional duties for services above and beyond their employment contract for the company and were paid for such services.

An officer of the Company, Gary Whiting has made loans to the company for operations and expenses. On December 14, 2002, Mr. Whiting, exchanged the land, whose value on the books was $90,000, against the loans due to him. The land was made up of 6 parcels at $15,000 each.

NOTE 4 - STOCKHOLDERS’ EQUITY

Stock Issuances

A chronological history of Stockholders’ Equity is as follows:

Amerigroup, Inc.

June 13, 2001 — Amerigroup, Inc. incorporated in Nevada. The Company is authorized to issue 500,000,000 shares of its $0.0001 par value common stock.

April 24, 2001 through October 8, 2001 - Amerigroup Inc. sold $228,680 worth of stock (264,025,000 shares) to 13 different investors with $26,403 as common stock and $202,278 as additional paid in capital, through 504 series A stock offering.

January 7, 2002 through November 8, 2003 - Amerigroup Inc. sold $1,670,400 worth of stock (12,393,600 shares) to 67 different investors with $1,239 as common stock and $1,669,161 as additional paid in capital, through two 506 series B stock offerings.

In 2001, 261,595,000 shares of common stock were issued for cash in the amount of $269,800. Of the total amount, $26,097 was common stock and $275,784 was additional paid in capital.

AMERIGROUP, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2002 AND 2001
(AUDITED)

NOTE 4 - STOCKHOLDERS’ EQUITY (CONTINUED)

In 2001, 6,794,000 shares of common stock were issued for services in the amount of $130,300. Of the total amount, $510 was common stock and $129,791 was additional paid in capital.

In 2002, 261,595,000 shares of common stock were issued for cash in the amount of $323,788. Of the total amount, $680 was common stock and $668,683 was additional paid in capital.

In 2002, 375,000 shares of common stock were issued for services in the amount of $37,538. Of the total amount, $38 was common stock and $37,500 was additional paid in capital.

Worldgroup, Inc.

May 24, 2001 - Worldgroup, Inc. incorporated in Nevada. The Company is authorized to issue 500,000,000 shares of its $0.0001 par value common stock.

January 17, 2001 and April 16, 2001 - Worldgroup, Inc. sold $165,021 worth of stock (250,000,000 shares) to 39 different investors with $25,000 as common stock and $140,021 as additional paid in capital, through 504 stock offering.

In 2001, 234,804,000 shares of common stock were issued for cash in the amount of $127,751. Of the total amount, $23,480 was common stock and $104,271 was additional paid in capital.

In 2001, 375,000 shares of common stock were issued for services in the amount of $538. Of the total amount, $1,470 was common stock and $35,750 was additional paid in capital.

In 2001, 14,696,000 shares of common stock were issued for compensation in the amount of $50. Of the total amount, $50 was common stock and $0 was additional paid in capital.

Mobilescan, Inc.

September 27, 2002 - Mobilescan, Inc. incorporated in Nevada. The Company is authorized to issue 500,000,000 shares of its $0.0001 par value common stock.

July 1, 2001 and October 8, 2001 - Mobilescan, Inc. sold $199,000 worth of stock (10,200,000 shares) to 15 different investors with $1,020 as common stock and $197,980 as additional paid in capital, through 504 stock offering.

August 13, 2002 and November 12, 2002 - Mobilescan, Inc. sold $292,500 worth of stock (2,925,000 shares) to 17 different investors with $293 as common stock and $292,207 as additional paid in capital, through 506 stock offering.

AMERIGROUP, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2002 AND 2001
(AUDITED)

NOTE 5 - GOING CONCERN

The company’s financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which assumes the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has limited source of revenue. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. It is management’s plan to seek additional capital.

NOTE 6 - WARRANTS AND OPTIONS

As of December 31, 2002 and 2001, respectively, there are no warrants or options outstanding to acquire any additional shares of common stock that are not disclosed in the equity section of the balance sheet.

NOTE 7 - MINORITY INTEREST IN EARNINGS

As of December 31, 2002 and 2001, respectively, Amerigroup, Inc. held a 0% interest in Worldgroup, Inc.

As of December 31, 2002 and 2001, respectively, Amerigroup, Inc. held a 91% interest in Mobilescan, Inc.

NOTE 8 - RECENT PRONOUNCEMENTS

In April 2002, the Financial Accounting Standards Board released SFAS 145 which is to be applied starting with fiscal years beginning after SFAS 145 eliminate SFAS 4 “Reporting Gains and Losses from Extinguishments of Debt” and thus allows for only those gains or losses on the extinguishments of debt that meet the criteria of extraordinary items to be treated as such in the financial statements. SFAS No. 145 also amends SFAS 13, "Accounting for Leases" to require sale-leaseback accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The adoption of SFAS No. 145 had no effect on the Company’s reported financial positions, results of operations or cash flows.

In June 2002, the Financial Accounting Standards Board released SFAS 146 which is to be applied starting with fiscal years beginning after December 31, 2002. SFAS 146 addresses significant issues regarding the recognition, measurement and reporting of costs that are associated with exit and disposal activities, including restructuring activities that are currently accounted for pursuant to the guidance set forth in EITF Issue No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity”. The Company will adopt this standard as required on January 1, 2003. Adoption of the standard is not expected to have a material financial statement impact on the Company.

In October 2002, the Financial Accounting Standards Board released SFAS 147 which is to be applied starting with transactions occurring on or after October 1, 2002. SFAS 147 addresses

AMERIGROUP, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2002 AND 2001
(AUDITED)
NOTE 8 - RECENT PRONOUNCEMENTS (CONTINUED)

Acquisitions of Certain Financial Institutions, along with amending previous SFAS issuances. The provisions of this Statement that relate to the application of the purchase method of accounting applies to all acquisitions of financial institutions, except transactions between two or more mutual enterprises. The provisions of this Statement that relate to the application of Statement 144 apply to certain long-term customer-relationship intangible assets recognized in an acquisition of a financial institution, including those acquired in transactions between mutual enterprises. The Company has adopted this standard as required. Adoption of this standard is not expected to have a material financial statement impact on the Company.

In December 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 148, “Accounting for Stock-Based Compensation, Transition and Disclosure.” SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. SFAS No. 148 also requires that disclosures of the pro forma effect of using the fair value method of accounting for stock-based employee compensation be displayed more prominently and in a tabular format. Additionally, SFAS No. 148 requires disclosure of the pro forma effect in interim financial statements. The transition and annual disclosure requirements of SFAS No. 148 are effective immediately. The interim disclosure requirements are effective for the first quarter of 2003. The adoption of SFAS No. 148 did not have a material effect on the Company’s results of operations or financial condition.

In January 2003, the FASB issued FASB Interpretation No. 46 (FIN 46), “Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51.” FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. Adoption of this standard is not expected to have a material financial statement impact on the Company.

(b) Proforma financial information

Since the financial statements for the years ended December 31, 2004 and 2003 are consolidated statements, no separate proforma information has been given.

(c) Exhibits

Number	Description
2.1	Agreement and Plan of Tender Offer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Para Mas Internet, Inc.
Date: May 30, 2005	/s/ Gary Whiting
Gary Whiting, CEO